UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 13, 2013

Date of Report (Date of earliest event reported)

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 13, 2013, Intermec, Inc. (“Intermec”) announced that it had received notification from the Federal Trade Commission (“FTC”) that because the FTC’s investigation of the previously announced potential acquisition of Intermec (the “Merger”) by Honeywell International Inc. (“Honeywell”) had been concluded based on the consent decree relating to the Merger approved by the FTC on September 13, 2013, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the Merger had been terminated.

The Merger was approved by Intermec’s stockholders on March 19, 2013 and received regulatory approval from the European Commission on June 14, 2013. FTC clearance is the final regulatory approval expected and Intermec expects to complete the Merger by September 17, 2013, subject to the satisfaction or waiver of the remaining closing conditions relating to the Merger.

A copy of Intermec’s press release relating to the information herein is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Statements made in this current report and related statements that express Intermec’s, our management’s or others’ intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts, or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. The forward-looking statements contained herein include, without limitation, statements regarding: the satisfaction or waiver of closing conditions relating to the Merger; and the timing of completion of the Merger, if at all. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project,” and “expect,” and similar expressions as they relate to us or our management or others are intended to identify such forward-looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.

Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These risk factors include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which are available, among other places, at the investor relations tab of Intermec’s website at www.intermec.com (which website (including the information contained therein) is not incorporated herein by reference).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description of Document

99.1	Press release dated September 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc. (Registrant)

Date: September 13, 2013	By:	/s/ YUKIO MORIKUBO
Name: Yukio Morikubo
Title: Senior Vice President, General Counsel and Corporate Secretary

Index to Exhibits

Exhibit Number	Description of Document

99.1	Press release dated September 13, 2013